UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Merck & Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

This filing consists of a press release issued by Merck & Co., Inc. (“Merck”) on July 24, 2009 in connection with the proposed transaction between Merck and Schering-Plough Corporation.

Merck Reports Proposed Settlement of Litigation Involving Planned Merger with Schering-Plough

WHITEHOUSE STATION, N.J., July 24, 2009 - Merck & Co., Inc. today announced a proposed settlement, subject to Court approval, to resolve litigation challenging the planned merger between Merck and Schering-Plough Corporation and seeking other forms of relief. The consolidated class action lawsuit, which was noted in Merck's June 25, 2009, definitive merger proxy statement/prospectus, was filed in the Chancery Division of the Superior Court of New Jersey in Hunterdon County and named Merck, its directors and Schering-Plough as defendants.

The proposed settlement references additional disclosures made by Merck and Schering-Plough related to the proposed merger, including information about Merck's financial advisor (J.P. Morgan), its fairness opinion and certain other details. All of these additional disclosures already have been made in the joint proxy/prospectus filed with the Securities and Exchange Commission (SEC). Under the proposed settlement, no damages would be paid by Merck or Schering-Plough. In addition, the parties have agreed that plaintiffs' counsel may apply to the Court for an award of attorneys' fees and costs to be paid by Merck.

Merck said the proposed settlement is not in any way an admission of any wrongdoing or liability in connection with plaintiffs' allegations. The company said it agreed to settle the suit in order to avoid the further costs and inherent uncertainty of litigation.

This settlement, if approved by the Court, and the separate settlement announced by Schering-Plough today, will resolve and release all claims that were or could have been brought by any shareholder of Merck or Schering-Plough challenging any aspect of the proposed merger, including any merger disclosure claims.

About Merck
Merck & Co., Inc. is a global research-driven pharmaceutical company dedicated to putting patients first. Established in 1891, Merck discovers, develops, manufactures and markets vaccines and medicines to address unmet medical needs. The Company devotes extensive efforts to increase access to medicines through far-reaching programs that not only donate Merck medicines but help deliver them to the people who need them. Merck also publishes unbiased health information as a not-for-profit service. For more information, visit www.merck.com.

Forward-Looking Statement
This news release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the proposed merger between Merck and Schering-Plough, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Merck’s and Schering-Plough’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed merger of Merck and Schering-Plough will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule; the actual terms of the financing required for the merger and/or the failure to obtain such financing; the failure of Schering-Plough or Merck stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; Merck’s and Schering-Plough’s ability to accurately predict future market conditions; dependence on the effectiveness of Merck’s and Schering-Plough’s patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Merck and Schering-Plough undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Merck’s 2008 Annual Report on Form 10-K,

Schering-Plough’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, the proxy statement filed by Merck on June 25, 2009 and each company’s other filings with the Securities and Exchange Commission (the “SEC”) available at the SEC’s Internet site (www.sec.gov).

Additional Information
In connection with the proposed transaction, Schering-Plough filed a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the SEC. Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they contain important information. Investors may obtain free copies of the registration statement and joint proxy statement, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet web site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough’s Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web site (www.merck.com) or by directing a request to Merck at Merck’s Office of the Secretary, (908) 423-1000.
Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2009 annual meeting of shareholders, filed with the SEC on April 27, 2009, and information regarding Merck’s directors and executive officers is available in the registration statement and joint proxy statement, filed with the SEC on June 25, 2009. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the contemplated transactions is included in the registration statement and joint proxy statement filed with the SEC in connection with the proposed transaction.

# # #